UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2024

APX Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Westview Avenue

Nashville, TN 37205

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 465-5882

Juan Salvador Agraz 65

Contadero, Cuajimalpa de Morelos

Mexico City, Mexico 05370

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	APXIU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APXI	The NASDAQ Stock Market LLC
Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	APXIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Trust Agreement Amendment

On December 4, 2024, as approved by its shareholders at an extraordinary general meeting held on December 4, 2024 (the “EGM”), APx Acquisition Corp. I (the “Company”), and its trustee, Continental Stock Transfer & Trust Company (the “Trustee”), signed an amendment (the “Trust Agreement Amendment”) to the investment management trust agreement dated as of December 6, 2021 (the “Trust Agreement”), to extend the Combination Period (as defined below) to the Extended Date (as defined below), as approved by the Company’s shareholders in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Articles of Association”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the EGM held on December 4, 2024, the following proposals were approved: (a) as a special resolution, giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) to December 9, 2025 (as extended, the “Extended Date”) (i.e., for a period of time ending 48 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”); (b) as an ordinary resolution, an amendment to extend the Combination Period to the Extended Date (the “Trust Agreement Amendment Proposal”); and (c) eliminate (i) the limitation that the Company shall not redeem the Class A Ordinary Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (the “Redemption Limitation”), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded (the “NTA Requirement Amendment Proposal”).

A copy of the resolutions adopted by the shareholders at the EGM, which resolutions approved each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and NTA Requirement Amendment Proposal (collectively, the “Charter Amendment”) is attached as Exhibit 3.1 hereto and is incorporated by reference. The Company will file the Charter Amendment with the Cayman Islands Registrar of Companies.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 4, 2024, the Company held the EGM. On November 6, 2024, the record date for the EGM, there were 9,910,124 ordinary shares entitled to be voted at the EGM. This includes 9,910,124 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and 0 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares” and together with the Public Shares being the issued and outstanding ordinary shares of the Company, referred to as the “Shares”). At the meeting, 8,755,757 or 88.35% of such Shares, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the EGM are as follows:

1. Extension Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, giving the Company the right to extend the Combination Period to the Extended Date. Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Shares voted in person or by proxy at the EGM or any adjournment thereof. The Extension Amendment Proposal received the following votes

FOR	AGAINST	ABSTAIN
7,219,785	1,535,972	0

2. Trust Agreement Amendment Proposal

Shareholders approved the proposal to amend the Trust Agreement, as an ordinary resolution, to extend the Combination Period to the Extended Date. Approval of the Trust Agreement Amendment Proposal required a special resolution under Cayman Islands law, at least sixty-five percent (65%) of such holders of the issued and outstanding Shares voted in person or by proxy at the EGM or any adjournment thereof. The Trust Agreement Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN
7,219,785	1,535,972	0

3. NTA Requirement Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, an amendment to the Articles of Association to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission by removing all limitations in connection with the Company having net tangible assets of at least $5,000,001. Approval of the NTA Requirement Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Shares voted in person or by proxy at the EGM or any adjournment thereof. The NTA Requirement Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN
7,444,606	1,311,151	0

Item 8.01. Other Events.

In connection with the shareholders’ vote at the EGM of shareholders held by the Company on December 4, 2024, 5,077,568 Public Shares were tendered for redemption, leaving 520,056 Public Shares. As a result, $60,856,059.42 (approximately $11.99 per share) will be removed from the Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company since that date. After the redemptions, $6,233,015.29 will remain in the Trust Account.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Resolutions adopting the Charter Amendment
10.1	Amendment to the Investment Management Trust Agreement, dated December 4, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX ACQUISITION CORP. I

Dated: December 10, 2024	By:	/s/ Kyle Bransfield
Name: Kyle Bransfield
Title: Chief Executive Officer

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